Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934



Filed by the Registrant     [ X ]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                       COMPUDYNE CORPORATION
            (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required

[ ] Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

[ ] 2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration No.:

    3) Filing Party:
        CompuDyne Corporation

    4) Date Filed:
       April 30, 2003







						COMPUDYNE CORPORATION
						7249 National Drive
						Hanover, MD 21076
						(410) 712-0275



May 12, 2003



Dear CompuDyne Shareholders:

The following pages contain the notice of CompuDyne's Annual Meeting of Shareholders, Proxy and the Proxy Statement. Please be sure to complete, date, sign and return the enclosed CompuDyne proxy card promptly to ensure that your shares will be voted.

Enclosed is CompuDyne's Annual Report for the year ended December 31, 2002. This report describes in detail the Corporation's operations and results for the past year.

You are invited to attend CompuDyne's Annual Meeting to be held Monday, June 16, 2003 at 9:00 a.m. in CompuDyne's office located at 10320
Little Patuxent Parkway, Suite 200, Columbia, MD 21044.

                                               Sincerely,



                                               Martin A. Roenigk
                                               Chairman




















                         COMPUDYNE CORPORATION
              Notice of 2003 Annual Meeting of Shareholders
                   To be held Monday, June 16, 2003


Dear Shareholder:

You are cordially invited to attend the 2003 Annual Meeting of Shareholders of CompuDyne Corporation (the "Corporation"), which will be held on Monday, June 16, 2003 at 9:00 a.m. in CompuDyne's office located at 10320 Little Patuxent Parkway, Suite 200 Columbia, MD 21044 for the following purposes:

     1. To elect three members of the Board of Directors to serve until the 2006 Annual Meeting of Shareholders.

     2. To vote to amend the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors.

     3. To transact any other business as may properly come before the meeting or any adjournment or adjournments thereof.


The Board of Directors has fixed the close of business on May 6, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. The stock transfer books will not be closed.

The Board of Directors solicits the accompanying Proxy of CompuDyne Corporation. Reference is made to the following proxy statement for further information relating to the business to be transacted at the meeting. The Board of Directors urges you to execute and return promptly the enclosed Proxy. You may still vote in person at the meeting even though you previously submitted a proxy card.

                                   By Order of the Board of Directors




                                   W.C. Rock, Secretary


May 12, 2003





----------------------------------------------------------------------

                               IMPORTANT

To ensure your representation at the meeting, please date and execute the enclosed Proxy in accordance with the instructions contained therein and return immediately. A return envelope, which requires no postage if mailed in the United States, is enclosed for that purpose.

----------------------------------------------------------------------

                         COMPUDYNE CORPORATION
                          7249 National Drive
                         Hanover, Maryland 21076


                            PROXY STATEMENT

                    2003 ANNUAL MEETING OF SHAREHOLDERS

The Board of Directors furnishes this Proxy Statement to shareholders of CompuDyne Corporation, a Nevada corporation ("CompuDyne" or the "Corporation"), in connection with the solicitation of proxies for use at the 2003 Annual Meeting of Shareholders of the Corporation to be held Monday, June 16, 2003 at 9:00 a.m. in CompuDyne's office located at 10320 Little Patuxent Parkway, Suite 200, Columbia, MD 21044. The approximate date on which this Proxy Statement and the enclosed form of proxy are being sent to shareholders beginning on May 12, 2003.

                        SOLICITATION OF PROXIES

The expenses of the solicitation of the proxies for the meeting, including the cost of preparing, assembling and mailing the notice and Proxy Statement, proxy and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries in forwarding such documents to beneficial owners, will be paid by the Corporation. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers or regular employees of the Corporation.

The enclosed proxy is revocable any time before it is exercised.
A proxy may be revoked by submitting a revoking instrument to the Corporation or a duly executed proxy bearing a later date with the Secretary of the Corporation. The powers of the proxy holders will be suspended if the person executing the proxy attends the meeting in person and so requests.


             OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

The Board of Directors has fixed May 6, 2003 as the record date
(the "Record Date") for determining shareholders entitled to notice of and to vote at the meeting. On April 22, 2003, there were 7,874,292 shares of Common Stock, par value $.75 per share ("Common Stock") of the Corporation outstanding and eligible to vote on all corporate issues.

The presence in person or by proxy of shareholders entitled to vote a majority of the issued and outstanding shares will constitute a quorum for the purpose of conducting the meeting. Abstentions are counted as present in determining whether the quorum requirement is satisfied.

The holders of Common Stock of record at the close of business on
May 6, 2003 will be entitled to vote on all matters presented at the meeting. Common Stock shareholders will be entitled to one vote for each share of Common Stock held. There will be no cumulative voting for the election of directors. A plurality of the votes cast by all shareholders entitled to vote thereon at a meeting at which a quorum is present is required to elect directors (Proposal No.1). The affirmative vote of the majority of the shares held by all shareholders entitled to vote thereon at which a quorum is present is required to amend the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors (the "Plan") (Proposal No. 2) and to act upon any other matter as may properly come before the meeting or any adjournment
thereof.   Abstentions will not be included in the vote total in
the election of directors and will not affect the outcome of the vote. An abstention from voting will not be counted as a vote cast and consequently will have no effect on the outcome of the vote on any of the other matters. Broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) with respect to any matter will be counted as present for purposes of determining whether there is a quorum but will not be voted. Accordingly, broker non-votes will have no effect on the result of the vote.


ELECTION OF DIRECTORS (PROPOSAL NO. 1)

Directors and Nominees

Pursuant to the Bylaws of the Corporation, the Board of Directors has voted to increase the number of members of the Board of Directors to eight (8). The directors are divided into three classes, each class serving for a term of three years. To the extent practical, the shareholders elect one-third of the members of the Board of Directors annually. The Board of Directors has nominated and recommends that shareholders elect nominees' Ron Angelone, Wade B. Houk, and Millard
H. Pryor, Jr., to serve as directors of the Corporation for a term of three years until the 2006 Annual Meeting of Shareholders and until their respective successors are elected and qualified. Mr. Houk and
Mr. Pryor are currently members of the Board of Directors.   The Board
of Directors has nominated Mr. Angelone to the Board of Directors and recommends that the shareholders elect him for a term of three years expiring at the 2006 Annual Meeting of Shareholders.

Unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of Ron Angelone, Wade B. Houk and Millard H. Pryor, Jr. The nominees have consented to serve on the Board of Directors of the Corporation. There is no family relationship between Mr. Angelone, Mr. Houk or Mr. Pryor and any director or executive officer of the Corporation.

Information with respect to each person nominated for election as a director and each other person who will continue as a director after the meeting follows:


THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES


Age, Principal Occupation or Position,                  Year First
Directorships of Other Publicly Owned Corporations      Elected Director

NOMINEES FOR TERM OF OFFICE TO EXPIRE IN  2006:

Ron Angelone, 55                              (Nominee)  2003

Ron Angelone is the Vice President of Correctional Solutions, Inc.,
(a corrections consulting and business development firm), and has served in such capacity since September 2002. Previously Mr. Angelone served as the Director of the Virginia Department of Corrections, a position he held since 1994. He is also the former Director of the Nevada Department of Prisons and the Texas Department of Corrections, Southern Region.



Wade B. Houk, 60  (2)                                    2001

Wade B. Houk is the President of Houk and Associates, (a criminal justice consulting firm), and has held this position since 1999.
Mr. Houk was the Assistant Director and Chief Financial Officer of the FBI from 1996 to 1999 and the Assistant Director and Chief Financial Officer of the Federal Bureau of Prisons from 1982 to 1996.


Age, Principal Occupation or Position,                  Year First
Directorships of Other Publicly Owned Corporations      Elected Director


Millard H. Pryor, Jr., 70 (1)(2)(3)                      1985

Mr. Pryor is a Managing Director of Pryor & Clark Company, (an investment holding company), and has served in such capacity since June 1993. He presently serves as a director of August Financial Holding Co. (a holding company). He also serves as a director of The Hartford Funds (financial services) and Infodata Systems Inc. (computer software).


DIRECTORS WHOSE TERMS OF OFFICE EXPIRE IN  2004:

Alan Markowitz, 52  (1)(3)                               1995

Mr. Markowitz has been a private investor since 1998. From 1990 to 1998 he served as President of Paragon Financial Services.

Martin A. Roenigk,  60 (1)                               1995

Mr. Roenigk was elected Chairman of the Board of Directors, President and Chief Executive Officer of CompuDyne in August 1995. He presently serves as a Director of August Financial, Inc. (a holding company), is the Chairman of Fiber SenSys, Inc., Norment Security Group, Norshield Corporation, Quanta Systems Corporation and the CEO and Chairman of Secure Travel, Inc., all of which are subsidiaries of the Corporation.

DIRECTORS WHOSE TERMS OF OFFICE EXPIRE IN 2005:

Age, Principal Occupation or Position,                  Year First
Directorships of Other Publicly Owned Corporations      Elected Director

Philip M. Blackmon, 56                                   1995

Mr. Blackmon is the Executive Vice President and a Director of CompuDyne and has served in such capacity since January 1995. Mr. Blackmon is the CEO and President of Quanta Systems Corporation ("Quanta"), a subsidiary of CompuDyne, a position he has held since 1992.

David W. Clark, Jr., 65 (2)(3)                           1985

Mr. Clark is a Managing Director of Pryor & Clark Company, an investment holding company, and has served in such capacity since June 1993. He presently serves as a director of August Financial Inc. (a holding company), Checkpoint Systems, Inc. (manufacturing) and SS&C Technologies Corp. (software development).

Bruce Kelling, 61                                        2002

Mr. Kelling is the Chairman of Tiburon, Inc., a subsidiary of CompuDyne and has served in such capacity since April 2003. Mr. Kelling is the former President and CEO of Tiburon, Inc, a position he held since 1980.

-----------------------------------------------------------------------
(1)     A member of the Executive Committee of the Board of Directors.
(2)     A member of the Audit Committee of the Board of Directors.
(3) A member of the Compensation and Stock Option Committee of the Board of Directors.


Messrs. Pryor, Roenigk and Markowitz currently serve as the Executive Committee of the Board of Directors and have, since August 1995. That Committee, with certain exceptions, has the powers exercisable by the Board of Directors when it is not in session. Messrs. Pryor, Clark, and Houk currently serve as the Audit Committee of the Board of Directors. That Committee has the responsibility to review the overall control systems of the Corporation, to engage the independent auditors to audit the books and records of the Corporation and to approve the scope of any audit to be conducted. Messrs. Pryor, Clark, and Markowitz currently serve as the Compensation and Stock Option Committee of the Board of Directors. That Committee has the authority to decide the compensation of officers of the Corporation and to grant restricted stock awards, stock options and stock bonus awards to the employees of the Corporation. The Board of Directors does not have a standing nominating committee. On February 2, 1996, the Board of Directors adopted the 1996 Stock Option Plan for Non-Employee Directors ("Directors Plan"), at the Annual Meeting of Shareholders. In 1998 the Board of Directors and shareholders approved an amendment to the Directors Plan to increase the number of options granted to each Non-Employee Director. The purpose of the Directors Plan is to promote the interests of CompuDyne and its shareholders by encouraging Non-Employee Directors of the Corporation to have a direct and personal stake in the performance of the Corporation's Common Stock. Under the current Directors Plan, as amended on May 20, 1998, on each date that a Non-Employee Director of the Corporation is first elected as a director of the Corporation by the shareholders of the Corporation or appointed as a director by the Board of Directors in accordance with the Bylaws of the Corporation and subsequently reelected as a director by the shareholders of the Corporation, such Non-Employee Director is granted a stock option to purchase 1,000 shares of Common Stock of the Corporation upon the terms and conditions specified in the Directors Plan. In addition, on the date of each meeting of the Board of Directors each Non-Employee Director of the Corporation attending such meeting (in person or by telephone) is automatically granted a stock option to purchase 500 shares of Common Stock of the Corporation. The maximum number of options that may be granted in any calendar year to any Non-Employee Director pursuant to the Directors Plan is options for 4,000 shares of Common Stock.
No options are granted for action taken by the Board of Directors by unanimous written consent. No Non-Employee Director is entitled to receive any options if the grant of such options would exceed the maximum number of shares that may be delivered under the Directors Plan. Each Non-Employee Director receives a $1,000 retainer per quarter, payable on the first day of the quarter, and $1,000 for each Board meeting attended. The Board of Directors has approved an amendment to the Directors Plan to increase the compensation, the number of options granted to each Non-employee Director and to change the state of governance to Nevada as more fully described under "Proposal to Amend Director Stock Option Plan". The directors will continue to be reimbursed for reasonable expenses incurred for attending the Board meetings. Employees of the Corporation receive no compensation for service on the Board of Directors in addition to their regular employee compensation.

During 2002, the Board of Directors held four regular meetings, and acted by unanimous written consent on three occasions. The Executive Committee held no meetings and the Audit Committee held four meetings. The Compensation and Stock Option Committee held no meetings, but acted by the unanimous written consent of its members on ten occasions. All directors of the Corporation attended at least 75% of the aggregate of the meetings of the Board of Directors and of committee meetings on which they served, with the exception of Alan Markowitz who attended 50% of such meetings.


EXECUTIVE OFFICERS

The following table sets forth information with respect to each executive officer of the Corporation who served during 2002.
Background information on executive officers of the Company who are also directors appears on pages 4 - 5 of this proxy.  Mr. Bunyard has been employed by Tiburon, Inc., a wholly owned subsidiary of CompuDyne since April 1990 and was promoted to President and Chief Executive
Officer of Tiburon, Inc. and CorrLogic, Inc., a wholly owned subsidiary of CompuDyne in March 2003. From June 1998 until August 2000 Mr. Bunyard was the President and Chief Operating Officer, from September 2000 until December 2001 he was President of Justice Systems, from January 2002 until August 2002 he served as the Vice President of Corrections and Justice business unit and from August 2002 until March 2003 he served as Vice President of Sales and Marketing and Chief Operating Officer.
Mr. Feidelberg was appointed Chief Financial Officer and Treasurer of CompuDyne in September 2001. From 1999 until joining CompuDyne in July 2001, Mr. Feidelberg was a private investor. Prior to 1999,
Mr. Feidelberg was the Chief Operating Officer and Chief Financial Officer of AquaPenn Spring Water Company, Inc., a NYSE listed company.
Mr. Lucynski was appointed President of Norment Security Group, Inc., a wholly owned subsidiary of CompuDyne, in November 1998. In October 2001 he was appointed Chief Executive Officer of Norment Security Group, Inc., Norshield Corporation and Fiber Sensys, Inc., all wholly owned subsidiaries of CompuDyne. Mr. Mangus has been employed by Norment Security Group, a wholly owned subsidiary of CompuDyne, since 1986 and became the President of the Institutional Security Systems Group in September 2002. From March 1998 until August of 2002 Mr. Mangus served
as the Vice President of Construction Operations.   Mr. Rock was appointed
Secretary of the Corporation in August 1996; he is currently the Vice President of Accounting and the Corporate Controller. From September
1996 until September 2001 Mr. Rock served as the Chief Financial Officer of CompuDyne. Mr. Wachs joined CompuDyne in June 2000 as Executive Vice President of Norshield Corporation, a wholly owned subsidiary of CompuDyne, and was appointed President of Norshield Corporation and Fiber SenSys, Inc., a wholly owned subsidiary of CompuDyne, in October 2001. From September 1998 until May 2000 Mr. Wachs served as the
President of Montgomery Technology Inc. (security electronics firm) from October 1995 until August 1998 Mr. Wachs served as the President of Knox Kershaw, Inc. (Railroad equipment maintenance firm).



Name                     Age     Position

Martin A. Roenigk        60      Director, Chairman, President and
                                 Chief Executive Officer: CompuDyne
                                 Corporation
                                 Chairman: Norment Security Group, Inc.,
                                 Norshield Corporation, Quanta Systems
                                 Corporation, Secure Travel Inc, Fiber
                                 SenSys, Inc.

Philip M. Blackmon       56      Director and Executive Vice President:
                                 CompuDyne Corporation
                                 President and Chief Executive Officer:
                                 Quanta Systems Corporation

Gary T. Bunyard          44      President and Chief Executive Officer:
                                 Tiburon, Inc.


Geoffrey F. Feidelberg   47      Chief Financial Officer, Treasurer:
                                 CompuDyne Corporation
                                 Treasurer, Vice President: CorrLogic,
                                 Inc., Fiber SenSys, Inc, Norment
                                 Security Group, Norshield Corporation,
                                 SecureTravel, Inc.

Bruce Kelling            61      Director: CompuDyne Corporation
                                 Chairman: Tiburon, Inc.

Jon R. Lucynski		 53      President and Chief Executive Officer:
                                 Norment Security Group, Inc.
                                 Chief Executive Officer: Norshield
                                 Corporation and Fiber SenSys, Inc.

Gary Mangus              48      President:  Institutional Security
                                 Systems Segment

W. C. Rock               54      Vice President of Accounting, Corporate
                                 Controller, Corporate Secretary:
                                 CompuDyne Corporation
                                 Corporate Secretary: CorrLogic, Inc.,
                                 Fiber SenSys, Inc, Norment Security
                                 Group, Norshield Corporation,
                                 SecureTravel, Inc., Tiburon, Inc.

C. David Wachs           44      President: Norshield Corporation











-----------------------------------------------------------------------
EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

The following table sets forth the total annual compensation of the Corporation's Chairman, President and Chief Executive Officer and the four most highly compensated executive officers serving at the end of 2002 whose salary and bonuses exceeded $100,000 in 2002 ("Named Executive Officers"):

                     Summary Compensation Table



                                          Annual Compensation
                                          -------------------

    Name and
Principal Position                   Year      Salary       Bonus ($)
------------------                   ----      ------       ---------
Martin A. Roenigk                    2002      275,000             0
Chairman, President & CEO            2001      250,000       180,000
                                     2000      215,000       135,000

Geoffrey F. Feidelberg               2002      170,830             0
CFO and Treasurer                    2001       63,978        50,000
                                     2000            0             0

Jon R. Lucynski                      2002      242,000             0
CEO: Norment Security Group          2001      220,000       210,000
CEO: Norshield Corp, Fiber Sensys    2000      198,000       190,000


Bruce Kelling (4) (5)                2002      133,000             0
Director: CompuDyne Corp.            2001            0             0
Chairman: Tiburon, Inc.              2000            0             0


Philip M. Blackmon                   2002      140,000        25,000
Executive Vice President             2001      135,000        40,000
President: Quanta Systems Corp.      2000      130,000        30,000



                                          Long Term Compensation
                                          ----------------------

                                          Awards             Payouts
                                          ------             -------
                                  Restricted  Securities    All Other
                                    Stock     Underlying   Compensation
    Name and                        Awards   Options/Sars
Principal Position                   ($)      (1)(#)(%)     (2)($)
------------------                  ------    ---------     ------

Martin A. Roenigk                      0          0         22,578(a)
Chairman, President & CEO              0          0         20,741
                                       0          0         21,830

Geoffrey F. Feidelberg                 0          0         34,947(b)
CFO and Treasurer                      0    125,000 / 34%        0
                                       0          0              0

Jon R. Lucynski                        0          0         23,738(c)
CEO: Norment Security Group            0     50,000 / 13%   21,850
CEO: Norshield Corp, Fiber Sensys      0          0         18,231


Bruce Kelling (4) (5)                  0     45,000 / 10%        0
Director: CompuDyne Corp.              0          0              0
Chairman: Tiburon, Inc.                0          0              0


Philip M. Blackmon                     0     10,000 / 2%    12,940(d)
Executive Vice President               0          0         12,421
President: Quanta Systems Corp.       (3)         0         11,626



(1) In July 2001 Mr. Feidelberg was awarded a non-qualified stock option to purchase 125,000 of the Corporation's Common Stock for $8.075 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will be fully exercisable in 2006 and will expire on July 28, 2011. In October 2001, Mr. Lucynski was awarded an incentivestock option to purchase 25,000 shares, of the
    Corporation's Common Stock for $12.07 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will be fully exercisable in 2006 and will expire on October 16, 2011. In
    November 2001, Mr. Lucynski was awarded an incentive stock option to purchase 25,000 shares, of the Corporation's Common Stock for $10.42 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will be fully exercisable in 2006 and will expire on November 16, 2011. On May 10, 2002 Bruce Kelling was granted an incentive stock option to purchase 45,000 shares of the Corporation's Common Stock for $13.445 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will be fully exercisable in 2007
    and will expire on May 9, 2012.   On February 28, 2002 Philip
    Blackmon was awarded an incentive stock option to purchase 10,000 shares of the Corporation's Common Stock for $12.21 per share in accordance with the terms and conditions of the Corporation's 1996 Stock Incentive Compensation Plan for Employees. Such options will be fully exercisable in 2007 and will expire on February 27, 2012.

(2) Includes matching contributions made by CompuDyne in CompuDyne's 401(k) Retirement Savings Plan and Employee Stock Purchase plan; may also include contributions from the CompuDyne Retirement Plan for Employees of Norment, car allowances and relocation expenses.
    (a) $16,800 car allowance, $5,000 401-K match, $778, Employee Stock Purchase match (b) $29,169 relocation expense, $5,000 401-K match, $778 Employee Stock Purchase match (c) $9,900 car allowance, $3,380 401-K match, $9,680 Pension contribution, $778 Employee Stock Purchase match (d) $7,800 car allowance, $4,690 401-K match, $450 Employee Stock Purchase match.

(3) Mr. Kelling's salary is for the period May 2, 2002, the effective date of the Tiburon acquisition, until the end of the year.

(4) On November 12, 1992, the CompuDyne Board of Directors authorized the sale of 100,000 shares of CompuDyne Common Stock to Philip M. Blackmon at a price of $.40 per share, the fair market value at such time. Under a Stock Purchase Agreement, dated August 1, 1993, entered into pursuant to such authorization, Mr. Blackmon purchased 25% of such shares on each of August 1, 1993, 1994, 1995 and 1996 at $.40 per share by giving CompuDyne five-year non-recourse promissory notes in the amount of $10,000 each, collateralized by the stock and bearing interest at 2% per annum over the rate designated by the First National Bank of Maryland as its prime commercial rate. On May 1, 1998, the Board of Directors, by unanimous consent, approved an amendment to the Stock Purchase Agreement extending the maturity date to seven years from the original agreement date. In addition, the payment provisions of the Agreement were changed to allow the obligor to make payment of principal and interest either in cash or by the tender to the Company of that number of shares of CompuDyne Common Stock equal to the result obtained by dividing the total amount of principal and interest due by the fair market value of the stock. In April 2001 Mr. Blackmon exercised his right to tender shares of CompuDyne Common Stock as payment of the promissory notes. Mr. Blackmon surrendered 6,483 shares in fulfillment of his obligation.

(5) Mr. Kelling entered into a three (3) year employment agreement effectiveMay 10, 2001. This employment agreement was assumed by CompuDyne Corporation in conjunction with its acquisition of Tiburon, Inc. on May 2, 2002. This agreement guarantees Mr. Kelling his base compensation of $200,000 per annum through May 10, 2004 and post employment medical and dental insurance for ten (10) years after Mr. Kelling is no longer a full-time employee of the Company.






















Option/SAR Grants in Last Fiscal Year
-------------------------------------


                                             % of Total
                            Number of        Options/SARs
                            Securities       Granted to
                            Underlying       Employees        Exercise
                            Options/SARs     In Fiscal        Price
Name                        Granted (#)      Year             ($/Share)
----                        ------------     ------------     ---------

Philip M. Blackmon            10,000           2.1209          12.21

Geoffrey F. Feidelberg             0                0              0

Jon R. Lucynski                    0                0              0

Bruce A. Kelling              45,000           9.5440          13.45

Martin A. Roenigk                  0                0              0




                            Expiration
Name                           Date              5% $           10% $
----                        ------------     ------------     ---------

Philip M. Blackmon           02/28/2012         76,788         194,596

Geoffrey F. Feidelberg                               0               0

Jon R. Lucynski                                      0               0

Bruce A. Kelling             05/09/2012        380,497         964,254

Martin A. Roenigk                                    0               0



-----------------------------------------------------------------------





        Aggregated Options/SAR Exercises in Last Fiscal Year
                   and FY-End Option/SAR Values
        ----------------------------------------------------


                       (#)                     Number of Securities
                      Shares        ($)       Underlying Unexcercised
                     Acquired      Value            Options/SARS
Name                On Exercise   Realized          At FY-End (#)
                                            Exercisable   Unexcercisable
------------------------------------------------------------------------

Philip M. Blackmon         0            0           0           10,000

Geoffrey F. Feidelberg     0            0           0          125,000

Bruce Kelling              0            0           0           45,000

John R. Lucynski       9,000       75,285       9,000            9,000

Martin A. Roenigk          0            0     200,000                0






                                     Value of Unexercised
                                   In-the-Money Options/SARS
                                         At FY-End ($)
Name                           Excercisable         Unexcercisable
-------------------------------------------------------------------

Philip M. Blackmon                    0                     0

Geoffrey F. Feidelberg                0                     0

Bruce Kelling                         0                     0

John R. Lucynski                 15,660                15,660

Martin A. Roenigk               910,000                     0













                 BENEFICIAL OWNERSHIP OF COMMON STOCK

As of April 22, 2003, there were 7,874,292 shares of CompuDyne Common Stock issued and outstanding. The following table sets forth, as of April 22, 2003, the amount and nature of the beneficial ownership of CompuDyne Common Stock by each person who is known by CompuDyne to hold of record or beneficially more than 5% of any class of voting securities of CompuDyne and by each director, nominee, executive officer and by all directors, nominees and executive officers as a group.





Title of Class                  Name and Address (1)
----------------------------------------------------------------------
Common Stock                    Martin A. Roenigk (2)

Common Stock                    Kennedy Capital Management, Inc.
                                10829 Olive Blvd.
                                St. Louis, MO 63141

Common Stock                    Eubel Brady & Suttman Asset Management
                                777 Washington Village Drive, Suite 210
                                Dayton, Ohio 45459

Common Stock                    Alan Markowitz  (3)

Common Stock                    FMR Corporation
                                82 Devonshire Street
                                Boston, MA 02109

Common Stock                    Bruce Kelling  (3) (4)

Common Stock                    Geoffrey F. Feidelberg  (3) (4)

Common Stock                    Gary Bunyard  (3) (4)

Common Stock                    Philip M. Blackmon  (3) (4)

Common Stock                    Jon R. Lucynski  (3) (4)

Common Stock                    Millard H. Pryor, Jr.  (3) (4)

Common Stock                    David W. Clark, Jr.  (3) (4)

Common Stock                    C. David Wachs  (3) (4)

Common Stock                    William C. Rock  (3) (4)

Common Stock                    Wade. B. Houk  (3) (4)

Common Stock                    All Directors and Officers as
                                a Group (12 persons)




                     Amount and Nature of Beneficial     Percent of
Stock Holder                   Ownership                 Class Owned
---------------------------------------------------------------------
Martin A. Roenigk (2)          1,588,265                   20.17%

Kennedy Capital Mgmt. Inc.       691,413                    8.78%

Eubel Brady & Suttman
  Asset Mgmt.                    616,070                    7.82%

Alan Markowitz (3)               491,465                    6.24%

FMR Corporation                  419,428                    5.33%

Bruce Kelling (3) (4)            263,445                    3.35%

Geoffrey F. Feidelberg (3) (4)    51,754                      *

Gary Bunyard (3) (4)              48,110                      *

Philip M. Blackmon (3) (4)        45,505                      *

Jon R. Lucynski (3) (4)           44,746                      *

Millard H. Pryor, Jr. (3) (4)     30,217                      *

David W. Clark, Jr. (3) (4)       27,966                      *

C. David Wachs (3) (4)            23,011                      *

William C. Rock (3) (4)           16,847                      *

Wade B. Houk (3) (4)               1,600                      *

All Directors and Officers
as a Group (12 persons)        2,632,931                   33.44%



---------------------------------------------------------------------




1) The address of each person listed in the table above is, CompuDyne Corporation, 7249 National Drive, Hanover, MD 21229, unless otherwise listed.

2) Assumes the exercise of non-qualified stock options to Mr. Roenigk for 150,000 shares of CompuDyne Common stock. The options are fully exercisable and expire on August 21, 2005.

3) Includes CompuDyne Common Stock held by directors and officers or by certain members of their families (for which the directors and officers have sole or shared voting or investment power) and shares of Common Stock that they have the right to acquire within 60 days of April 22, 2003. Includes 2,900 shares held by the children of Jon Lucynski.

4) Includes options exercisable with 60 days: Bruce Kelling, 9,000 shares, Geoffrey F. Feidelberg, 50,000 shares, Gary Bunyard, 6,000 shares Philip M. Blackmon, 2,000 shares, Jon R. Lucynski, 36,000 shares, Millard H. Pryor, Jr., 13,550 shares David W. Clark, 7,800 shares, C. David Wachs, -21,000 shares, William C. Rock, 4,000 shares, Wade B. Houk, 1,500 shares.



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


In 2000 the Corporation issued options to purchase shares of Common Stock to its non-employee directors pursuant to the Directors Plan (see "Directors and Nominees" above) at exercise prices ranging from $7.719 to $8.813. In 2001 the Corporation issued options to purchase shares of Common Stock to its non-employee directors pursuant to the Directors Plan (see "Directors and Nominees" above) at exercise prices ranging from $7.825 to $16.63 per share. In 2002 the Corporation issued options to purchase shares of Common Stock to its non-employee directors pursuant to the Directors Plan (see "Directors and Nominees" above) at exercise prices ranging from $7.46 to $13.89 per share.


EXECUTIVE COMPENSATION: REPORT OF THE COMPENSATION AND STOCK OPTION
COMMITTEE

The Committee's Responsibilities: The Compensation and Stock Option Committee of the Board (the "Committee") has responsibility for setting and administering the policies which govern executive and stock compensation. The Committee is composed entirely of outside directors. Reports of the Committee's actions and decisions are presented to the full Board. The purpose of this report is to summarize the philosophical principles, specific program objectives and other factors considered by the Committee in reaching its determinations regarding the executive compensation of the Named Executive Officers.

Compensation Philosophy: The Committee has approved principles for the management compensation program which:

     + Encourage strong financial and operational performance of the Company;

     + Emphasize performance-based compensation, which balances rewards for short- term and long-term results;

     + Focus executives on "beating the competition" through regular comparison of CompuDyne performance relative to peer companies;

     + Link compensation to the interests of shareholders by providing stock incentives and encouraging share holdings; and

     + Provide a competitive level of total compensation necessary to attract and retain talented and experienced executives.

Compensation Methodology: CompuDyne strives to provide a comprehensive executive compensation program that is competitive and performance-based in order to attract and retain superior executive talent. The Committee from time to time reviews market data and assesses CompuDyne's competitive position for three components of executive compensation:
(1) base salary, (2) annual incentives, and (3) long-term incentives.
The Company utilizes publicly available compensation surveys in security industry, software and general industry publications to assist in bench marking the competitiveness of its compensation programs. Because the Committee believes that the Company's direct competition for executive talent is broader than the companies that are included in the Performance Peer Group established for purposes of comparing shareholder returns
(see Stock Performance Graph on page 15 for more information), these surveys may include companies in the Performance Peer Group as well as others in the security and software industry and in general industry groupings of comparable size and profitability. The compensation survey data typically reflect adjustments for each company's relative revenue, profitability, asset base, employee population, geographic location and capitalization along with the scope of managerial responsibility and reporting relationships.

Components of Compensation:

     +   BASE SALARY: Annual base salary is designed to compensate
     executives for their level of responsibility and sustained individual performance. The Committee approves in advance all salary increases for executive officers. The goal is to compensate executives within the upper mid-level of the range of base salaries paid by companies of comparable size in the security and software industry.

     +   ANNUAL INCENTIVES:  Annual incentive awards for the
     Named Executive Officers are provided in order to promote the achievement of CompuDyne's business objectives. Each year the Committee considers the Company's prior year's performance against objectives, as well as its' expectations for CompuDyne in the upcoming year. Bearing in mind these considerations, the Committee and the Company set budgets for the coming year, which must be met on a sliding scale basis before payments are made. Additionally, individual performance goals may be established for each participant. Participants receive no payments unless minimum thresholds of performance are achieved. Payments may range from 0% to 200% of the guideline annual incentive, with payments increasing as performance improves.

     The Committee establishes a fixed percentage of annual salary or a dollar amount as an executive's guideline annual incentive opportunity, based partly on comparative survey data on annual incentives paid in the security industry, software industry, and other companies similar to the executive's business. The guideline amount increases with the level of responsibility of the executive. Annual incentive awards for 2002 were based on meeting objectives for one or more of three principal measurements:

      - Earnings Before Interest, and Taxes, but after Cost of Capital at the business unit level:

      -  Earnings Per Share ("EPS") at the corporate level; and

      - A setting of objectives for individual senior managers and senior management as a group.

     For 2002 CompuDyne generally did not achieve the targeted award levels at its segments and at the overall corporate level. As a result, the CEO and a number of key managers did not receive bonuses for 2002. The Bonus column of the Summary Compensation Table on page 8 contains the annual incentive earned, if any, for 2002 for each of the Named Executive Officers.

     +   LONG-TERM INCENTIVE COMPENSATION:  The Committee reviews and approves all long-term incentive awards. In 2002 these awards were in the form of stock options. These awards provide compensation to executives only if shareholder value increases. In determining the number of stock options awarded, the Committee reviewed surveys of similar awards made to individuals in comparable positions at other companies and the executive's past performance. The Committee also considers the number of long-term incentive awards previously granted to the executive. Because the Corporation generally fell short of performance targets in 2002, stock options were only awarded in selected situations where segments of units of the Corporation outperformed their performance targets, or for new hires.

     - Stock Options: Options have an exercise price equal to the fair market value of common stock on the date of grant and typically vest over a period of five years. They extend for ten years.

Chief Executive Officer Compensation: The Committee's directors annually review Mr. Roenigk's performance. The Committee uses this performance evaluation in considering Mr. Roenigk's compensation. The Chief Executive Officer participates in the same programs and receives compensation based on the same factors as the other executive officers. However, Mr. Roenigk's overall compensation reflects a greater degree of policy and decision-making authority and a higher level of responsibility with respect to the strategic direction and financial and operational results of the Corporation. The Chief Executive Officer's compensation components are:

     +   BASE SALARY:  As a result of CompuDyne's falling short of
     performance objectives, and shareholder value declining in 2002, Mr. Roenigk did not receive an increase in base salary in 2002 beyond that granted in early 2002 based on 2001 performance. No increase is planned for 2003.

     +   ANNUAL INCENTIVE: Annual incentive compensation for Mr. Roenigk is based upon relative attainment of the annual performance goals for the Company, and on Mr. Roenigk's individual objectives as determined by the Committee. Since performance objectives were not achieved, Mr. Roenigk did not receive a bonus for 2002 performance.

     +   LONG-TERM INCENTIVE AWARD: Mr. Roenigk did not receive any stock option awards in 2002.

Omnibus Budget Reconciliation Act of 1993: This Act has had no material impact upon CompuDyne's ability to take a tax deduction for annual compensation in excess of $1 million paid to any of the Named Executive Officers since there has been no annual compensation in excess of $1 million. Therefore, the Committee has determined that it is not necessary to seek shareholder approval to amend any current compensation plan at this time to comply with this Act.

Compensation Committee Interlocks and Insider Participation: There are none.

Respectfully submitted by the members of the Compensation and Stock Option Committee of the Board of Directors:

     Millard H. Pryor, Jr.  Chair
     David W. Clark, Jr.
     Alan Markowitz










           COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
 AMONG COMPUDYNE CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX,
             THE RUSSELL 2000 INDEX AND A PEER GROUP



                                  Cumulative Total Return
                       ----------------------------------------------
                                12/97        12/98        12/99

CompuDyne Corporation          100.00       178.95       359.24
Nasdaq Stock Market (U.S.)     100.00       140.99       261.49
Russell 2000                   100.00        97.45       118.17
Peer Group                     100.00       147.60        85.67


                                  Cumulative Total Return
                       ----------------------------------------------
                                12/00        12/01        12/02

CompuDyne Corporation          294.74       736.84       264.84
Nasdaq Stock Market (U.S.)     157.77       125.16        86.53
Russell 2000                   114.60       117.45        93.39
Peer Group                      69.20       130.84        93.43





CompuDyne's Performance Peer Group is composed of three security companies of various sizes and represents its competitors.


CompuDyne's Peer Group is:


1.  Armor Holdings 			(AH)
2.  Kroll Incorporated			(KROG)
3.  Magal Security Systems 		(MAGS)








REPORT OF AUDIT COMMITTEE AND FEES OF INDEPENDENT AUDITORS


Report of Audit Committee

     The Board of Directors of the Company has adopted a written charter for the Audit Committee. The members of the Audit Committee are independent from management and the Corporation. All Audit Committee members are considered to be financially literate by the Board of Directors of the Corporation. At least one member of the Audit Committee has accounting or related financial management expertise.

     The Audit Committee has reviewed and discussed the audited financial statements, for December 31, 2002, with management and the Corporation's independent auditors Deloitte& Touche, LLP. The Audit Committee has discussed with Deloitte & Touche, LLP the matters required by Statement on Auditing Standards No. 61. The Audit Committee has received from Deloitte & Touche the disclosures required by Independence Standards Board No. 1, disclosing all relationships between Deloitte & Touche and the Company. The Audit Committee has also discussed with Deloitte & Touche the auditors' independence from the Corporation.
Based upon these discussions the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Corporations' Annual Report on Form 10-K, for the year ended December 31, 2002.

     The Audit Committee of the Corporation has not selected or made a recommendation for independent auditors for the fiscal year ending December 31, 2003. The Audit Committee will consider proposals for independent audit services from one or more independent auditing firms, including Deloitte & Touche. The determination not to make a recommendation or selection at this time does not result from any disagreements over accounting policies or practices regarding the Corporation, but was made solely for the purpose of considering the Corporation's options for such services.

     Neither Deloitte & Touche nor any of its partners has any direct or indirect financial interest in, or any connection (other than as independent auditors) with the Corporation. A representative of Deloitte & Touche is expected to be present at the Annual Meeting and will be provided with an opportunity to make a statement if he or she so desires to do so and to respond to shareholders questions. In its review and approval of non-audit service fees paid to auditing firms, the Audit Committee considers, among other things, the possible effect of such services on the auditors' independence.


Wade B. Houk
Millard H. Pryor, Jr.
David W. Clark, Jr.



Principal Accounting Firm Fees

Audit Fees - The aggregate fees for professional services rendered by Deloitte & Touche in connection with their audit of CompuDyne's consolidated financial statements and reviews of the consolidated financial statements included in its Quarterly Reports on Form 10-Q for the year ended December 31, 2002 was approximately $266 thousand.

Financial Information Systems Design and Implementation Fees - There were no professional services rendered by Deloitte & Touche during the year ended December 31, 2002 relating to financial information systems design and implementation.

All Other Fees - The aggregate fees for all other services, such as consultation related to tax planning and compliance rendered by Deloitte & Touche during the year ended December 31, 2002 was approximately $18 thousand.


SECTION 16(a)  BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors and executive officers, and persons who own more than 10% of the Corporation's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation on Forms 3, 4 and 5. Officers, directors and 10% shareholders are required by SEC regulations to furnish the Corporation with copies of all Forms 3, 4, and 5 they file.

Based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 2002, the Corporation believes all Section 16(a) filing requirements applicable to its officers, directors and 10% beneficial owners were complied with.

Information as of December 31, 2002 regarding equity compensation plans approved by shareholders is summarized in the following table:




Equity Compensation Table
-----------------------------------------------------------------------
                                                     Number of securities
                                                     securities remaining
                                                            available for
                                                          future issuance
                     Number of            Weighted-average   under equity
                     securities           exercise           compensation
Plan Category        to be issued         price of                  plans
                     upon the             outstanding          (excluding
                     exercise of          options,             securities
                     outstanding options, warrants           reflected in
                     warrants and rights  and rights          column (a))
                            (a)               (b)              (c)
-------------------------------------------------------------------------

Equity Compensation
Plans Approved by
Security Holders

Employee Plan                 1,072,400        $9.81             305,509
Non-Employee Director Plan       40,500        $8.66              52,025
Other                            13,250        $2.56                   0



Equity Compensation Plans
Not Approved by Security
Holders                               0            0                   0




PROPOSAL TO AMEND THE COMPUDYNE CORPORATION 1996 STOCK OPTION PLAN FOR
            NON-EMPLOYEE DIRECTORS  (Proposal No. 2)

     The Board of Directors of CompuDyne recommends that shareholders approve the amendment to the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors (the "Directors Plan"). The Directors Plan as amended was adopted by the Board of Directors and approved by the shareholders of the Corporation at the 1998 Annual Meeting. The Corporation believes that the Directors Plan facilitates the acquisition of Common Stock by Non-Employee Directors and enhances the Corporations ability to attract and retain qualified, experienced directors. The current plan provides that upon the first election of a Non-Employee Director and any subsequent re-election to the Board, a Director shall be granted a stock option to purchase 1,000 shares of Common Stock as specified by the terms and conditions of the Plan. The Directors plan also provides that on the date of each meeting of the Board of Directors, each Non-Employee Director of the Corporation attending such meeting (in person or by telephone) shall be granted a stock option to purchase 500 shares of Common Stock as specified by the terms and conditions of the Plan, provided that the maximum number of options that may be granted in any one calendar year to any one Non-Employee Director shall not exceed 4,000 shares of Common Stock. Under the current Directors Plan and the proposed amendment, no options will be granted for action taken by the Board of Directors by unanimous consent. The current Directors Plan limits the number of shares of Common Stock that may be issued or transferred under the Plan upon exercise of options or other rights to 100,000 shares.

     The proposed amendment provides that upon initial election or re-election to the Board the Non-Employee Director would receive an option to purchase 10,000 shares of Common Stock as specified by the terms and conditions of the Directors Plan. In addition, each Non-Employee Director would receive an option to purchase 10,000 shares of Common Stock as specified by the terms of the Plan, at each Annual Meeting. The proposed amendment to the Plan increases the number of shares of Common Stock that may be issued or transferred under the Directors Plan upon exercise of options or other rights to 400,000 shares. Under the proposed amendment no options will be granted for attendance or participation in meetings of the Board of Directors or its committees. In all other respects, the terms and conditions of the Non-Employee Directors Plan would remain in full force and effect.

     The Board has proposed the amendment because it believes that increased share ownership by Directors more closely aligns shareholder and Directors interests by encouraging a greater focus on profitability of the Company and the value of its Common Stock. The Corporation believes that the grant of options to Non-Employee Directors upon election, appointment or re-election to the Board as well as annually, further enhances the Company's ability to attract and retain qualified, experienced directors. A copy of the Non-Employee Directors Plan as proposed is included in this Proxy Statement as Exhibit A.




Outside Directors Compensation


Previous Plan
-------------


                                              Options
                                   ----------------------------
                                       Upon
                                   Election or            Per
                                   Re-Election          Meeting
                                   ----------------------------

Director                                 1,000              500
Director/Audit Committee Member          1,000              500
Director/Audit Committee Chairman        1,000              500



                                               Cash
                                   ----------------------------
                                          Per             Per
                                        Quarter           Year
                                   ----------------------------

Director                               $ 1,000         $  4,000
Director/Audit Committee Member        $ 2,250         $  9,000
Director/Audit Committee Chairman      $ 3,500         $ 14,000




Proposed Plan
-------------

                                             Options
                                   ----------------------------
                                       Upon
                                   Election or            Per
                                   Re-Election          Meeting
                                   ----------------------------

Director                                10,000                0
Director/Audit Committee Member         10,000                0
Director/Audit Committee Chairman       10,000                0



                                               Cash
                                   ----------------------------
                                          Per             Per
                                        Quarter           Year
                                   ----------------------------

Director                               $ 4,000         $ 16,000
Director/Audit Committee Member        $ 6,500         $ 26,000
Director/Audit Committee Chairman      $ 9,000         $ 36,000








THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
                        PROPOSAL NO. 2



                          OTHER MATTERS

The Board of Directors does not intend to bring any other matter before the meeting, and does not know of any other matter, which anyone else proposes to present for action at the meeting. However, if any other matters properly come before such meeting, or any adjournment thereof, the persons named in the accompanying form of proxy or their duly constituted substitutes acting at the meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matters.



         SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Shareholder proposals for the 2004 Annual Meeting of Shareholders must be received at the principal executive offices of the Corporation, 7249 National Drive, Hanover, Maryland 21076, no later than January 3, 2004 for inclusion in the 2004 Proxy Statement.

Shareholders are requested by the Board of Directors to execute and deliver the enclosed proxy.

















EXHIBIT A


                         COMPUDYNE CORPORATION

                        1996 STOCK OPTION PLAN
                       FOR NON-EMPLOYEE DIRECTORS



1.     Purpose

       The purpose of the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors (the "Plan") is to promote the interests of CompuDyne Corporation (the "Company") and its shareholders by encouraging Non-Employee Directors of the Company to have a direct and personal stake in the performance of the Company's Common Stock.

2.     Definitions

       Unless the context clearly indicates otherwise, the following terms have the meanings set forth below. Whenever applicable, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

       "Board of Directors" or "Board" means the Board of Directors of the Company.

       "Business Day" shall mean any day except Saturday, Sunday or a legal holiday in the State of Connecticut.

       "Code" means the Internal Revenue Code of 1986, as amended, now in effect or as amended from time to time and any successor provisions thereto.

       "Committee" means the Compensation and Stock Option Committee of the Board of Directors of two or more members appointed by the Board of Directors and selected from those directors who are not employees of the Corporation, its parent or any Subsidiary, as defined in Section 424(e) and (f) of the Code. The Board may at any time and from time to time remove any member of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

       "Common Stock" means the common stock, par value $0.75 per share, of the Company.

       "Company" means CompuDyne Corporation.

       "Disability", as applied to a Grantee, shall have the meaning set forth in Section 22(e)(3) of the Code.

       "Fair Market Value"
       "Fair Market Value" of a share of Common Stock on any particular date shall be based upon the average of the high and low sale price for the Common Stock on the date of the Grant, as quoted, on the National Association of Securities Dealers Automated Quotation System. If there was no closing sale price on a particular day, the mean between the bid and asked prices per share will be substituted for the closing sale price on that day.

       "Grant Date", as used with respect to a particular Option, means the date on which such Option is granted pursuant to the Plan.

       "Grantee" means the Non-Employee Director to whom an Option is granted pursuant to the Plan.

       "Immediate family members" of a Grantee means the Grantee's children, grandchildren and spouse.

       "Option" means an option granted pursuant to the Plan to purchase shares of Common Stock, which shall be a non-qualified stock option, not intended to qualify as incentive stock options under Section 422 of the Code.

       "Non-Employee Director" shall mean a member of the Board of Directors who is not an employee of the Company or any Subsidiary.

       "Plan" means the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors as set forth herein and as amended from time to time.

       "Retirement", as applied to a Non-Employee Director, shall mean when a Grantee resigns as a member of the Board at any time after attaining sixty-five (65) years of age.

       "Subsidiary" shall mean a "subsidiary corporation" of the Company as defined in Section 425(f) of the Code.

       "The 1934 Act" means the Securities Exchange Act of 1934, as amended, now in effect or as amended from time to time and any successor provisions thereto.

3.     Administration

       (a) General. The Plan shall be administered by the Committee, which shall have full power and authority, subject to the provisions of the Plan, to supervise administration of the Plan and interpret the provisions of the Plan and any Options granted hereunder. Any decision by the Committee shall be final and binding on all parties. No member of the Committee shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Options under the Plan. The Committee may delegate any of such responsibilities to one or more agents and may retain advisors to advise it. No Grantee shall participate in the decision of any question relating exclusively to an Option granted to that Grantee.

      (b) Rules and Interpretation. The Committee shall be vested with full authority to make such rules and regulations, as it deems necessary to administer the Plan and to interpret and administer the provisions of the Plan in a uniform manner. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding on all parties. The Committee's administrative functions shall be ministerial in nature in view of the Plan's explicit provisions, including those related to eligibility for, timing, price and amount of Option grants.

4.     Eligibility

     The persons eligible to receive Options under the Plan are the Non-Employee Directors of the Company.

5.     Effective Date of the Plan and Term of Option Period

       The Plan shall become effective upon its adoption by the Board of Directors, provided, that no Option granted pursuant to the Plan shall be exercised or will vest prior to the approval of the Plan by the Company's shareholders within twelve (12) months of its adoption by the Board. The term during which awards may be granted under the Plan shall expire on the tenth anniversary of the adoption of the Plan by the Board of Directors. Subject to the provisions of Article 12 hereof, the period during which an Option granted under the Plan may be exercised shall expire on the tenth anniversary of the Grant Date of the Option.

6.     Shares Subject to the Plan

       The shares of Common Stock that may be delivered upon the exercise of Options under the Plan shall be shares of the Company's authorized Common Stock and may be unissued shares or reacquired shares, as the Board of Directors may from time to time determine. Subject to adjustment as provided in Article 14 hereof, the aggregate number of shares to be delivered under the Plan shall not exceed one hundred thousand (100,000) shares. If any shares are subject to an Option which for any reason expires or terminates during the term of the Plan prior to the issuance of such shares, the shares subject to but not delivered under such Option shall be available for issuance under the Plan.

7.      Options (as amended June 16, 2003)

        (a)  Grant of Options.  During the term of the Plan:

             (i) On each date that a Non-Employee Director is (x) first elected as a director of the Company by the shareholders of the Company or appointed as a director by the Board of Directors in accordance with the Bylaws of the Company and (y) subsequently reelected as a director by the shareholders of the Company, such Non-Employee Director shall automatically be granted a stock option to purchase ten thousand (10,000) shares of Common Stock of the Company upon the terms and conditions specified in the Plan; and

            (ii) On the date of each Annual Meeting of the Shareholders of the Company each Non Employee director shall automatically be granted a stock option to purchase ten thousand (10,000) shares of Common Stock of the Company upon the terms and conditions specified in the Plan;

        (b) Terms of Options. Each Option granted under the Plan shall have the following terms and conditions:

             (i) Price. The exercise price per share of each Option shall equal the greater of the Fair Market Value of a share of Common Stock on the Grant Date or the par value per share of the Common Stock, if any, on the date of exercise of such option;

            (ii) Term. The term of each Option shall be for a period of ten (10) years from the Grant Date unless terminated earlier in accordance with the Plan;

           (iii) Time of Exercise. Unless an Option is terminated or the time of its exercisability is accelerated in accordance with the Plan, each Option shall be exercisable only to the extent of one-half of the number of shares of the Common Stock to which it relates on or after the second anniversary of its Grant Date and shall be exercisable to the extent of the remaining one-half of such shares only on or after the third anniversary of the Grant Date, so that the Options shall be exercisable in full only on or after the third anniversary of the Grant Date.

            (iv) Acceleration of Exercisability. Notwithstanding the schedule provided in subparagraph (iii) hereof, an Option shall become fully exercisable upon the occurrence of the Grantee's death or withdrawal from the Board of Directors by reason of such Non-Employee Director's Disability or Retirement; and

             (v) Option Agreement. Each Option shall be evidenced by an Option Agreement substantially in the form attached to this Plan as Appendix A.



8.     Exercise of Options

       (a) Each Option granted shall be exercisable in whole or in part at any time, or from time to time, during the Option term as specified in the Plan, provided that the election to exercise an Option shall be made in accordance with applicable Federal laws and regulations. Each Option may be exercised by delivery of a written notice to the Company stating the number of shares to be exercised and accompanied by the payment of the Option exercise price therefor in accordance with this Article. The Grantee shall furnish the Company, prior to the delivery of any shares upon the exercise of an Option, with such other documents and representations as the Company may require, assuring compliance with applicable laws and regulations.

       (b) No Option may at any time be exercised with respect to a fractional share. In the event that shares are issued pursuant to the exercise of an Option, no fractional shares shall be issued and cash equal to the Fair Market Value of such fractional share on the date of the delivery of the exercise notice shall be given in lieu of such fractional shares.

       (c) No shares shall be delivered pursuant to the exercise of any Option, in whole or in part, until qualified for delivery under such securities laws and regulations as the Board of Directors may deem to be applicable thereto and until payment in full of the Option price is received by the Company in cash, by check or in shares of Common Stock as provided in Article 9 hereof. Neither the holder of an Option nor such holder's legal representative, legatee, or distributee shall be or be deemed to be a holder of any shares subject to such Option unless and until a certificate or certificates therefor is issued in his or her name or a person designated by him or her.

9.     Stock as Form of Exercise Payment

       A Grantee who owns shares of Common Stock may elect to use the previously acquired shares, valued at the Fair Market Value on the last Business Day preceding the date of delivery of such shares, to pay all or part of the exercise price of an Option, provided, however, that such form of payment shall not be permitted unless at least one hundred shares of such previously acquired shares are required and delivered for such purpose and the shares delivered have been held by the Grantee for at least six months.

10.     Withholding Taxes for Awards

        Each Grantee exercising an Option as a condition to such exercise shall pay to the Company the amount, if any, required to be withheld from distributions resulting from such exercise under applicable Federal and State income tax laws ("Withholding Taxes"). Such Withholding Taxes shall be payable as of the date income from the award is includable in the Grantee's gross income for Federal income tax purposes (the "Tax Date"). The Grantee may satisfy this requirement by remitting to the Company in cash or by check the amount of such Withholding Taxes or a number of previously owned shares of Common Stock having an aggregate Fair Market Value as of the last Business Day preceding the Tax Date equal to the amount of such Withholding Taxes.

11.     Transfer of Awards

        (a) Options granted under the Plan may not be transferred or disposed of except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and, during the Grantee's lifetime, may be exercised only by said Grantee or by said Grantee's guardian or legal representative.

        (b) Any Common Stock acquired by exercise of an Option must be held until at least two (2) years have passed from the date of grant of such Option.

12.     Death, Disability, Retirement and Termination of Director Status

        (a) An Option which has not theretofore expired shall terminate at the time of the death of the Grantee or if the Grantee ceases to be a member of the Board, and no shares may thereafter be delivered pursuant to such Option, except that, subject to the condition that no Option may be exercised in whole or in part after the tenth anniversary of its Grant Date:

             (i) Upon the termination of Board membership of any such Grantee due to Disability or Retirement, the Grantee may, within a period of three years after the date of such termination, purchase some or all of the shares covered by the Grantee's Options which were exercisable immediately prior to such termination; and

            (ii) Upon the termination of Board membership of any such Grantee due to any reason other than the Grantee's death, Disability or Retirement, the Grantee may, within three months after the date of such termination, purchase some or all of the shares covered by the Grantee's Options which were exercisable immediately prior to such termination, provided that, notwithstanding the foregoing, the Options of a Grantee shall automatically terminate as of the date his or her directorship is terminated, if terminated on account of any act of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary; and

           (iii) Upon the death of any such Grantee while serving on the Board or of any such disabled or retired Grantee within the above-referenced period, the person or persons to whom the rights under the Option are transferred by will or the laws of descent and distribution may, within twelve months after the date of the Grantee's death, exercise some or all of the Grantee's Options which were exercisable on the date of death by the Grantee.


13.     Change off Ownership

        In the event of (a) a dissolution or liquidation of the Company,
(b) a merger or consolidation in which the Company is not the surviving corporation, or (c) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to each Non-Employee Director, at the time of adoption of the plan for liquidation, dissolution, merger, consolidation or reorganization, either (i) a reasonable time thereafter within which to exercise the Option, prior to the effectiveness of such liquidation, dissolution, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or (ii) the right to exercise the Option (or a substitute Option) as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.

14.     Adjustment Upon Changes in Capitalization

        (a) Changes in Capitalization. If the number of shares of Common Stock of the Company as a whole are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to this Plan, and in the number, kind, and per share exercise price of shares of Common Stock subject to unexercised Options or portions thereof granted prior to any such change. Any such adjustment in an outstanding Option, however, shall be made without a change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the Option.

        (b) Acquisition. Upon a reorganization, merger or consolidation in which the Company is not the surviving corporation, or upon the sale of all or substantially all of the property of the Company to another corporation, provision shall be made in connection with such transaction for the assumption of the Plan and the Options theretofore granted by the successor corporation. Provision may, alternatively, be made for the substitution for such Options of new options of the successor corporation or a parent or subsidiary thereof. In any such case, appropriate adjustment as to the number and kind of shares and the per share exercise prices shall be made. No fractional shares of stock shall be issued under the Plan on account of any adjustment specified above.

        (c) Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, this Plan and the Options issued thereunder shall terminate.

15.     Legal Restrictions

        The Company will not be obligated to issue shares of Common Stock or make any payment if counsel to the Company determines that such issuance or payment would violate any law or regulation of any governmental authority or any agreement between the Company and any national securities exchange on which the Common Stock is listed.
In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company regarding such matters as the Company may deem desirable to assure compliance with all legal requirements. The Company shall in no event be obliged to take any action in order to cause the exercise of any award under the Plan.

16.     No Rights as Shareholders

        No Grantee, and no beneficiary or other person claiming through a Grantee, shall have any interest in any shares of Common Stock allocated for the purposes of the Plan or subject to any award until such shares of Common Stock shall have been transferred to the Grantee or such person. Furthermore, the existence of awards under the Plan shall not affect: the right or power of the Company or its stockholders to make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure; the dissolution or liquidation of the Company, or the sale or transfer of any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.


Board Membership

       Nothing in the Plan or in any Option shall confer upon any Grantee any right to continue as a director of the Company or interfere in any way with the right of the Company's shareholders to remove a director at any time.

18.     Choice of Law

        The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Nevada.

19.     Amendments and Discontinuance

        Subject to the limitation that the provisions of the Plan shall not be amended more than once every six months other than to comport with changes in the Code or regulations thereunder, the Board of Directors may alter, suspend, or discontinue the Plan, but may not, without the approval of a majority of the holders of the Common Stock, make any alteration or amendment thereof which operates
(a) to increase the total number of shares which may be granted annually under the Plan, (b) to extend the term of the Plan or the Option periods provided in the Plan, (c) to decrease the Option price provided in the Plan, or otherwise materially increase the benefits accruing to Grantees through awards under the Plan, or (d) to modify the eligibility requirements for participation in the Plan.

20.     Effective Date and Duration of Plan

        The effective date of the Plan (as amended by the approval of the shareholders of the Company on June 16, 2003) is the date on which the Plan was adopted by the Board of Directors. Any amendment to this Plan will become effective upon approval by the Board of Directors; unless shareholder approval is deemed necessary in which case such amendment shall become effective upon approval by the shareholders. Unless previously terminated by the Board of Directors, this Plan shall terminate at the close of business on February 1, 2006 and no Option may be granted under it thereafter, but such termination shall not affect any Option theretofore granted.




Attest:



Secretary

     Adopted by the Shareholders of the Company at their meeting of June 5, 1996.

     Amended by the shareholders of the Company at their meeting on May 20, 1998.



                             APPENDIX A
                             ----------
                       STOCK OPTION AGREEMENT
                             UNDER THE
           COMPUDYNE CORPORATION 1996 STOCK OPTION PLAN
                     FOR NON-EMPLOYEE DIRECTORS



     Pursuant to Article 7 of the CompuDyne Corporation 1996 Stock Option Plan for Non-Employee Directors (the "Plan"), CompuDyne Corporation (the "Company"), this ____ day of _____________, 200__(the "Grant Date"), hereby grants to ________________________
("Director") a non-qualified stock option to purchase an aggregate of ____________ shares of the Common Stock of the Company at $_____ per share, on the terms and conditions hereinafter set forth and set forth in the Plan. This option will expire at the Company's close of business on ______________, 20__, unless sooner terminated in accordance with the terms of the Plan.

     1. The Company hereby grants to Director a non-qualified stock option (the "Option") to purchase on or before the expiration date indicated above, at the purchase price stated above, the number of shares of the Company's Common Stock set forth above. No option granted under the Plan shall be exercised or will vest unless and until the Plan is approved by the Company's shareholders.

     2. The term of this Option shall commence on the date of this Agreement and shall terminate, unless sooner terminated by the terms of the Plan, at the close of business on the day preceding the tenth anniversary of the date of this Agreement as set forth above, if the Company is open for business on such day, or the close of the Company's business on the next preceding day that the Company is open for business. Unless the Option is terminated or the time of its exercisability is accelerated in accordance with the Plan, the Option shall be exercisable only to the extent of one-half of the number of shares of the Common Stock to which it relates on or after the second anniversary of its Grant Date set forth above and shall be exercisable to the extent of the remaining one-half of such shares only on or after the third anniversary of the Grant Date, so that the Option shall be exercisable in full only on or after the third anniversary of the Grant Date.

This Option shall become immediately exercisable under the circumstances described in Section 7(b)(IV) of the Plan.

     3. This Option may be exercised, in whole or in part, by written notification delivered in person or by mail to the Secretary of the Company at its offices 7249 National Drive, Hanover MD 21076. Such notification shall specify the number of shares with respect to which the Option is being exercised and shall be accompanied by payment for such shares. The Secretary of the Company will provide Director with a form of exercise notice upon request. The Option may not be exercised with respect to a fractional share. Payment is to be made by check payable to the order of the Company or by one of the alternative methods of payment described in the Plan. No shares shall be sold or delivered hereunder until full payment for such shares has been made and all checks delivered in payment therefore have been collected. Director shall not have any rights of a shareholder with respect to any Common Stock received upon exercise of the Option until certificates for such Common Stock have been actually issued to Director in accordance with the terms hereof.

     4. The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock purchased upon the exercise of any part of this Option prior to (i) the admission of such shares to listing on any stock exchange on which the stock may then be listed, (ii) the completion of any registration or other qualification of such shares under any applicable law, rule or regulation, (iii) the obtaining of any consent or approval or other clearance from any governmental agency which the Company determines to be necessary or advisable, and (iv) the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Option or the transfer of such shares thereupon. The Option shall be exercised and shares of the Company's Common Stock issued only upon compliance with the Securities Act of 1933, as amended (the "Act"), and any other applicable securities laws, and Director agrees to comply with any requirements imposed by the Committee. Because Director is an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Act, and which generally includes directors), by accepting this Agreement, you agree that you will dispose of the stock acquired upon exercise of the Option only in compliance with Rule 144 or in such other manner as will not violate the Act and the rules and regulations promulgated thereunder, and any other applicable securities law.

     5. This Option is not transferable by Director otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and is exercisable, during Director's life, only by Director or by Director's guardian or legal representative. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void. This Option does not confer upon Director any right with respect to continuation of Director's service as a director of the Company or any of its subsidiaries, and will not interfere in any way with the right of the Company's shareholders or the shareholders of any of its Subsidiaries to terminate Director's service as a director.

     6. Upon the termination of Director's service as a member of the Board of Directors, the Director may exercise this Option, provided that it has vested, to the full extent of the number of the shares of Common Stock remaining under such Option, regardless of whether such Option was previously exercisable, in accordance with the conditions of Article 12 of the Plan.

     7. This Option shall be irrevocable during the Option period and its validity and construction shall be governed by the laws of the State of Nevada. The terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling. You agree to execute such other agreements, documents or assignments as may be necessary or desirable to effect the purposes of this Agreement.

     8. The grant of this Option shall be binding and effective only if this Agreement is executed by or on behalf of the Company and by you and a signed copy is returned to the Company.

     9. All capitalized terms used in this Agreement which are not defined herein shall have the meaning given to them in the Plan unless the context clearly requires otherwise.



                         COMPUDYNE CORPORATION



                         By
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                         Its